UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2006

BNS HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-5881	20-1953457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Enterprise Center, Suite 103 Middletown, Rhode Island		02842
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (401) 848-6300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 17, 2006, BNS Holding, Inc. (the “Company”) announced that its annual stockholders meeting will be held on Thursday, June 15, 2006. The text of a press release issued by the Company is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.		Description
99.1		Press release of BNS Holding, Inc. dated March 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 17, 2006	BNS HOLDING, INC.

By: /s/ Michael Warren
Michael Warren
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release of BNS Holding, Inc. dated March 17, 2006.